April 15, 2003

Dear Stockholder:

We are pleased to invite you to attend the Annual Meeting of Stockholders of AJS Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Rosewood West, 131st and Cicero, Crestwood, Illinois 60445, at 1:00 p.m., (local time) on May 21, 2003.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

At the Annual Meeting stockholders will be given an opportunity to elect two directors and to ratify the appointment of Crowe, Chizek and Company LLP as auditors for the Company's 2003 fiscal year. Stockholders are also being asked to consider and approve two benefit plans, the AJS Bancorp Inc. 2003 Stock Option Plan and the AJS Bancorp Inc. 2003 Recognition and Retention Plan.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,


Thomas R. Butkus
Chairman and Chief Executive Officer

                                AJS Bancorp, Inc.
                            14757 South Cicero Avenue
                           Midlothian, Illinois 60455
                                 (708) 687-7400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 21, 2003

      Notice is hereby given that the Annual Meeting of AJS Bancorp, Inc. (the "Company") will be held at the Rosewood West, 131st and Cicero, Crestwood, Illinois 60445, on May 21, 2003 at 1:00 p.m., local time.

      A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

      The Annual Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of the Company;

      2.    The approval of the AJS Bancorp, Inc. 2003 Stock Option Plan;

      3. The approval of the AJS Bancorp, Inc. 2003 Recognition and Retention Plan;

      4. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 2003; and

      5. Such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 4, 2003 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /s/ Patricia Butkus
                                              ----------------------------------
                                              Corporate Secretary

Midlothian, Illinois
April 15, 2003

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                                AJS Bancorp, Inc.
                            14757 South Cicero Avenue
                           Midlothian, Illinois 60455
                                 (708) 687-7400

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 2003

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at Rosewood West, 131st and Cicero, Crestwood, Illinois, 60445, on May 21, 2003 at 1:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 15, 2003.

                              REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

      Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above voting a later dated proxy or by attending the Meeting and voting in person. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 4, 2003 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,406,950 shares of Common Stock issued, of which AJS Bancorp, MHC, the Company's mutual holding company parent (the "Mutual Holding Company"), owns 1,227,544 shares, or 51% of the total shares outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes, or proxies as to which the authority to vote is being withheld. The approval of the AJS Bancorp, Inc. 2003 Stock Option Plan, AJS Bancorp, Inc. 2003 Recognition and Retention Plan and ratification of auditors must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked "abstain".

      Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers and directors individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date.

            Name and Address                    Amount of Shares Owned and               Percent of Shares of
           of Beneficial Owner             Nature of Beneficial Ownership (1)(2)       Common Stock Outstanding
           -------------------             -------------------------------------       ------------------------
AJS Bancorp, MHC
14757 South Cicero Avenue
Midlothian, Illinois 60455                              1,227,544                                 51.0%

Named Directors and Executive Officers:

Thomas R. Butkus                                           53,300                                 2.21

Roger L. Aurelio                                           15,000                                 0.62

Raymond J. Blake                                           29,400                                 1.22

Jack A. Long                                                1,000                                 0.04

Edward S. Milen                                            10,000                                 0.42

Lyn G. Rupich                                              15,430                                 0.64

James J. Andretich                                          1,000                                 0.04

W. Anthony Kopp                                             8,600                                 0.36

Pamela N. Favero                                              150                                 0.01

All officers and directors
  as a group (9 persons)                                  133,880                                 5.56%

----------
(1) Does not include shares allocated under the A. J. Smith Federal Savings Bank Employee Stock Ownership Plan and Trust ("ESOP").

(2)   Directors are also directors of AJS Bancorp, MHC.

                        PROPOSAL I--ELECTION OF DIRECTORS

      The Company's Board of Directors is composed of five members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Two directors will be elected at the Meeting. The Board of Directors has nominated to serve as directors Thomas R. Butkus and Raymond J. Blake, each to serve for a three-year term.

      The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" each of the nominees to serve as directors until their term expires.

                                                                                         Shares of Common
                                                                                        Stock Beneficially
                                                                Director    Term to        Owned on the      Percent
       Name                  Age (1)       Positions Held       Since (2)     Expire        Record Date       of Class
------------------           -------       --------------       ---------     ------        -----------       --------
                                                        NOMINEE

Thomas R. Butkus                55       Chairman, and Chief       1977        2003            53,300           2.21%
                                          Executive Officer

Raymond J. Blake                59            Director             1979        2003            29,400           1.22

                                            DIRECTORS CONTINUING IN OFFICE

Jack A. Long                    77            Director             1966        2004             1,000              *

Edward S. Milen                 77            Director             1977        2004            10,000              *

Roger L. Aurelio                55            Director             1999        2005            15,000              *

----------
*     Less than 1%.

(1)   At December 31, 2002.

(2) Reflects initial appointment to the Board of Directors of the Bank's mutual predecessor.

      The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for all five years unless otherwise stated.

      Thomas R. Butkus is the Chief Executive Officer and Chairman of the Board of Directors of AJS Bancorp, Inc. and A. J. Smith Federal, and has held these positions with A. J. Smith Federal since 1988. Mr. Butkus also served as President of A.J. Smith Federal from 1982 until 2002. Mr. Butkus has been employed by A. J. Smith Federal in various positions since 1972.

      Roger L. Aurelio is the President and Chief Executive Officer of New Supplies Co., Romeoville, Illinois, which sells and maintains pneumatic nailing and stapling equipment.

      Raymond J. Blake is retired. Until his retirement in 1997, Mr. Blake was the Director of Research and Development with Commonwealth Edison, an electric utility company.

      Jack A. Long is retired. Prior to his retirement, Mr. Long was the owner of Long Plumbing Company, located in Chicago, Illinois.

      Edward S. Milen is retired. Prior to his retirement, Mr. Milen was the owner of a service station, located in Midlothian, Illinois.

      James J. Andretich is Executive Vice President in charge of Loan Servicing. Mr. Andretich has been associated with A. J. Smith Federal since 1971.

      W. Anthony Kopp is Senior Vice President in charge of Commercial Lending. Mr. Kopp joined A. J. Smith Federal in May 2001. From 1998 until joining A. J. Smith Federal, Mr. Kopp was Senior Vice President-Commercial Lending at Republic Bank of Chicago. From 1997 until 1998 Mr. Kopp was Executive Vice President-Commercial Lending at First United Bank.

      Lyn G. Rupich is President of AJS Bancorp, Inc. and A.J. Smith Federal. Prior to her appointment as President in 2002 Ms. Rupich was the Vice President and Chief Financial Officer of A. J. Smith Federal. Ms. Rupich has been associated with A. J. Smith Federal since 1987.

      Pamela N. Favero is Chief Financial Officer of AJS Bancorp, Inc., and A.
J. Smith Federal. Prior to her appointment as Chief Financial Officer in 2002, Ms. Favero was the Assistant to the Chief Financial Officer/Internal Auditor of
A. J. Smith Federal Savings Bank. Ms. Favero has been associated with A. J. Smith Federal Since 1991.

Ownership Reports by Officers and Directors

      The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All officers and directors of the Company who are required to file Forms 3, 4 and 5 filed these forms on a timely basis.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. The Board of Directors of the Company held 12 meetings during the year ended December 31, 2002, and five committee meetings during the year ended December 31, 2002. During the year ended December 31, 2002, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company or the Bank and committees on which such director served.

      The Board of Directors acts as the Compensation Committee which meets periodically to review the performance of officers and employees and determine compensation programs and adjustments.

      The Board of Directors serves as the Nominating Committee.

      The Audit Committee consists of Directors Aurelio and Blake. This committee meets on a quarterly basis and as otherwise required to review audit programs and reports, review the internal audit function and internal accounting controls of the Company, as well as other regulatory compliance issues. The Audit Committee recommends to the Board of Directors the appointment of independent auditors for the upcoming fiscal year. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met five times during the year ended December 31, 2002.

Audit Committee Report

      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of two directors, all of whom are independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

      Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and Crowe, Chizek and Company LLP, the independent auditing firm for the Company, to review and discuss the December 31, 2002 consolidated financial statements. The Audit Committee also discussed with Crowe, Chizek and Company LLP, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from our independent accountants, Crowe, Chizek and Company LLP, required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee). Additionally, the Audit Committee has discussed with Crowe, Chizek and Company LLP the issue of its independence from the Company.

      Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:
                           Directors Aurelio and Blake

Compensation Committee Interlocks and Insider Participation

      The Company does not independently compensate its executive officers, directors, or employees. The Board of Directors of the Bank retains the principal responsibility for the compensation of the officers, directors and employees of the Bank. The Board of Directors reviews the benefits provided to the Bank's officers and employees.

Report of the Compensation Committee

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Executive Committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      The Board has delegated to the Executive Committee the responsibility of assuring that the compensation of the Chief Executive Officer and other executive officers is consistent with the compensation strategy, competitive practices, the performance of the Bank, and the requirements of appropriate regulatory agencies. Only non-employee directors serve on the Executive Committee and participate in executive compensation decision making. Any cash compensation paid to executive officers is paid by the Bank. The Company does not currently pay any cash compensation to executive officers.

      The primary goal of the Bank and its Executive Committee is to provide an adequate level of compensation and benefits in order to attract and retain key executives. The performance of each officer is reviewed annually to determine his or her contribution to the overall success of the institution.

            This report has been provided by the Board of Directors:
                Directors Aurelio, Blake, Long, Milen and Butkus

Compensation of the Board of Directors of A. J. Smith Federal

      Directors of the Company do not receive separate compensation for their service on the Company's Board. Directors are paid a fee of $1,250 for each regular meeting of the Board of Directors attended and $200 for each committee meeting attended, except that Mr. Blake receives $300 for his attendance at each meeting of the loan committee. Directors are permitted one paid absence per year.

Executive Compensation

      The following table sets forth information concerning the compensation paid or granted to A. J. Smith Federal's Chief Executive Officer and President. No other executive officers of A. J. Smith Federal had aggregate annual compensation in excess of $100,000 in fiscal 2002.

----------------------------------------------------------------------------------------------------------------------
                                                                Annual Compensation(1)
----------------------------------------------------------------------------------------------------------------------
                                                                                       Other Annual      All Other
Name and Principal Position        Fiscal year         Salary             Bonus        Compensation     Compensation
----------------------------------------------------------------------------------------------------------------------
Thomas R. Butkus, Chairman and        2002            $175,000           $27,000                         $44,700(2)
Chief Executive Officer               2001            $170,000           $24,000            --           $49,700(2)
----------------------------------------------------------------------------------------------------------------------
Lyn G. Rupich, President and
Chief Operating Officer               2002            $115,000           $15,000            --           17,100(3)
----------------------------------------------------------------------------------------------------------------------

(1) Summary compensation information is excluded for Mr. Butkus for the year ended December 31, 2000, as A. J. Smith Federal was not a public company during this period. Summary compensation information is excluded for Ms. Rupich for the years ended December 31, 2001 and 2000, insofar as Ms. Rupich did not have compensation in excess of $100,000 in 2001 and A. J. Smith Federal was not a public company in 2000.

(2) Includes director's fees of $15,000, ESOP allocation of $28,400, and profit sharing plan contribution of $1,300 in 2002. Includes director's fees of $20,000, ESOP allocation valued at $28,500 and a profit sharing contribution of $1,200 in 2001. Does not include the aggregate amount of other personal benefits, which did not exceed 10% of the total salary and bonus reported. Also does not include amounts accrued under the Retirement Plan for Inside Directors.

(3) Includes ESOP allocation of $16,400,and profit sharing plan contribution of $700 in 2002.

Benefit Plans

      Retirement Plan for Outside Directors. A. J. Smith Federal maintains a retirement plan for outside directors to provide retirement income to such directors upon their termination of service. The plan was initially effective as of December 18, 1995, and has been amended and restated effective as of January 1, 2001. Messrs. Aurelio, Blake, Long and Milen are the current participants in the plan. The Board may, in its discretion, designate additional outside directors as participants. In the event a director terminates service for any reason other than death, he shall receive ten annual payments, equal to the product of his "benefit percentage," or 10% for each full year of service on the Board (up to 10 years of service), multiplied by $12,000. At the participant's election, payments may be made in a lump sum or over some other period of years, not to exceed 20 years. Distributions from a participant's vested benefits may be made in the event of an unforeseeable emergency or financial hardship. Upon termination of service, a participant may request an accelerated distribution of his benefits in the form of a lump sum distribution of 90% of the present value of his vested benefit. The remaining balance will be forfeited. Upon a change in control, each participant will receive the present value of his vested benefit in a lump sum. If a participant dies before payment of his retirement benefit has commenced, or after payment has commenced, such payment or any remaining payments will be made to his beneficiary. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal. For the plan year ending December 31, 2002, A. J. Smith Federal accrued a liability of $9,000 under the plan.

      Retirement Plan for Inside Directors. A. J. Smith Federal maintains a retirement plan for employee directors. The plan was initially effective as of December 18, 1995, and has been amended and restated effective as of January 1, 2001. Mr. Thomas R. Butkus is the initial participant in the plan. The Board may, in its discretion, designate additional employee directors as participants, as well as different benefit formulas or retirement income goals for different participants. The retirement plan benefit for Mr. Butkus has been calculated with the intended goal of providing him with a benefit at retirement equal to 70% of his final average pay. Mr. Butkus is presently vested in his account balance. The balance of his account will be payable in the form of single life annuity, unless he elects another form of payment. Benefits under the plan may be paid early upon an unforeseeable emergency or financial hardship. Upon termination of service, Mr. Butkus may request an accelerated distribution of his benefits in the form of a lump sum distribution of 90% of the present value of his account balance. In the event of such an election, the remaining balance will be forfeited. Upon a change in control, he will receive the present value of his account balance in a lump sum. If he dies before payment of his vested benefit has commenced, or after payment has commenced, payment will be made to his beneficiary. The plan is considered an unfunded plan for tax and

ERISA purposes. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal. For the plan year ended December 31, 2002, A. J. Smith Federal accrued a liability of $30,000 under the plan.

      Employment Agreement. A. J. Smith Federal entered into an employment agreement with Thomas R. Butkus (the "executive") on December 18, 1995, for a term of 36 months. On each anniversary date of the agreement, the board of directors may extend the executive's term of employment for an additional 12 months. Mr. Butkus' current annual salary is $175,000. The Board is required to review Mr. Butkus' salary at least annually and, in its discretion, may increase it. The agreement provides for insurance benefits, including lifetime health benefits for Mr. Butkus and his dependents (even in the event of his voluntary or involuntary termination of employment), and participation in other employee benefits. Mr. Butkus is entitled to participate in an equitable manner with other senior executives in discretionary bonuses awarded from time to time. A.
J. Smith Federal may terminate Mr. Butkus' employment for just cause at any time. Should A. J. Smith Federal terminate Mr. Butkus' employment during the term of the agreement for reasons other than just cause, or in the event of his voluntary termination of employment within 30 days following a change in control, or in the event of the executive's resignation from A. J. Smith Federal within 90 days from (i) the relocation of his principal place of employment by more than 35 miles; (ii) a material reduction in his compensation; (iii) A. J. Smith Federal's failure to increase his salary or to pay Mr. Butkus a discretionary bonus when awarded to other senior executives; (iv) A. J. Smith Federal's failure to continue to provide him with compensation and benefits provided for under the Agreement; (v) the imposition of the requirement that he report to persons other than the board; (vi) the assignment of duties and responsibilities materially different from those associated with his position;
(vii) the failure to reelect him to the board; or (viii) a material diminution of his responsibilities or authority, Mr. Butkus is entitled to receive his salary for the remaining term of the agreement, plus an additional 12-months of salary, and the extended health coverage provided for under the agreement. In the event payments to Mr. Butkus include an "excess parachute payment" as defined in the Internal Revenue Code, the payments will be reduced accordingly. If Mr. Butkus otherwise voluntarily terminates his employment, he is entitled to receive his compensation and benefits, including continuing group health benefits, until his termination. If A. J. Smith Federal or its successor terminates his employment in connection with or within 12-months of a change in control, with or without his consent, he is entitled to receive the salary he would have received during the remaining term of the agreement plus an additional 12-months salary, payable either in a lump sum or in monthly installments over 36 months, at his election. In no event, however, will such amount exceed the difference between 2.99 times his base amount including any other parachute payments. Should Mr. Butkus become disabled he is entitled to a benefit equal to 50% of his monthly salary until the earlier of his death or the 23rd month following the month in which disability benefit payments begin. In the event Mr. Butkus dies while employed by A. J. Smith Federal, A. J. Smith Federal will pay to his estate within six months of his death a lump sum equal to 50% of his annual salary. If Mr. Butkus retires, he (or in the event of his death, his estate) will be paid within 6 months of such retirement, a lump sum payment equal to 50% of his annual salary.

      Employee 401(k) Plan. A. J. Smith Federal maintained a 401(k) profit sharing plan (the "401(k) Plan") until January 1997. Employees who had completed one year of service and were at least 18 years old were eligible to participate. Participants in the 401(k) Plan were eligible to contribute up to 10% of their compensation to the 401(k) Plan. A. J. Smith Federal made matching contributions of up to 6% of the participants' elective deferrals. In addition, the employer had the option to make discretionary nonelective contributions to the 401(k) Plan. Participants became vested in employer contributions at the rate of 20% per year, starting with the second year of service, and became fully vesting upon completion of 6 years of service. A. J. Smith Federal suspended contributions to the 401(k) Plan in January 1997.

      Employee Profit Sharing Plan. A. J. Smith Federal maintains the A. J. Smith Federal Savings Bank Employees' Profit Sharing Plan (the "Profit Sharing Plan"). Employees who are at least 18 years old and who have completed 1,000 hours of service within a 12 month period of service are eligible to participate in the Profit Sharing Plan. Employer contributions to the Profit Sharing Plan are discretionary and are allocated to participants who have worked 1,000 hours during the plan year and were employed on the last day of the plan year. Upon the retirement, disability or death of a participant, the participant's account will be credited with an allocation even if the participant did not meet the hours requirement or the participant was not employed on the last day of the plan year. The allocation of employer contributions to participants' accounts is based upon each participant's compensation in proportion to the compensation of all participants. Participants become vested in their benefits at the rate of 20% per year following two years of service, and are fully vested upon completion of six years of service. Participants also become fully vested in their benefits upon normal retirement, in the event of disability or death. Distribution of benefits may be made, at the participant's election, in a lump sum, in installments or in the form of a joint and survivor annuity.

      Employee Stock Ownership Plan and Trust. A. J. Smith Federal implemented an employee stock ownership plan at the time of its reorganization and offering. Employees who are at least 18 years old with at least one year of employment with A. J. Smith Federal are eligible to participate. The employee stock ownership plan borrowed funds from AJS Bancorp, Inc. to purchase a number of shares equal to up to 8% of the common stock sold in the offering. Collateral for the loan will be the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from A. J. Smith Federal's discretionary contributions to the employee stock ownership plan over a period of up to 10 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

      Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of one year of credited service, and will be fully vested upon completion of 7 years of credited service. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. A. J. Smith Federal's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, A.
J. Smith Federal will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank offers to directors, officers, and employees loans which are made by the Bank to such persons in the ordinary course of business on substantially the same terms (other than interest rate), including collateral, as those prevailing at the time for comparable transactions with other persons, and which do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were performing in accordance with their terms as of the date of this proxy statement. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees 14 . The interest rate on loans to directors and officers is the same as that offered to the Bank's other employees.

      Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank's directors and officers are made in conformity with the Federal Reserve Act and the FDIC Regulation O.

                  PROPOSAL II--RATIFICATION AND APPROVAL OF THE
                             2003 STOCK OPTION PLAN

General

      Subject to stockholder approval at the Annual Meeting, the Company has established the AJS Bancorp, Inc. 2003 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, options to acquire up to 117,941 shares of Common Stock may be granted to the Bank's and the Company's employees and directors. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the

Bank and the Company most depends. Attached as Exhibit A to this Proxy Statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

      The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights"), and/or dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable law and regulations, as the committee administering the Stock Option Plan may determine.

      The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

      Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by the Company in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

      The Stock Option Plan is administered by a committee (the "Committee") consisting of either the entire Board of Directors of the Company or two or more "non-employee directors" (as defined in the Stock Option Plan) appointed by the Company's Board. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of the Bank or the Company or its affiliates are eligible to participate. The Committee determines the terms of the option grants, including to whom the awards will be granted, in what amounts, and the period and conditions of vesting. The Board or the Committee may accelerate or extend the time period for exercising options.

      In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. The exercise price is at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash, Common Stock, or via a "cashless exercise" (as defined in the Stock Option Plan).

      Stock Options. Incentive Stock Options can only be granted to key employees of the Bank, the Company or an "affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of death or disability, normal retirement or following a change in control, Incentive Stock Options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to three years after cessation of service but in no event beyond the expiration of the option's original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with the Bank, the Company or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

      In the event of death, disability or normal retirement of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of employment or service.

      Limited Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash or for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

      Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

      Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend, multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where (i) the dividend rate exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current quarter and (ii) the annualized aggregate dollar amount of the dividend exceeds the Bank's after-tax net income for the current quarter.

      Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

      In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of Common Stock will receive a cash payment (the "Merger Price") for each share of Common Stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of Common Stock subject to such options and the aggregate exercise price of all surrendered options.

      Amendment and Termination. The Board may at any time, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

      The Company will not implement the Stock Option Plan unless such plan has been approved by a majority of the total votes eligible to be cast.

      Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the

Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

      The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

      Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

      The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

      Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

      The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

      The affirmative vote of a majority of the total votes cast is required for approval of the Stock Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

                 PROPOSAL III--RATIFICATION AND APPROVAL OF THE
                       2003 RECOGNITION AND RETENTION PLAN

General

      Subject to stockholder approval at the Annual Meeting, the Company has established the AJS Bancorp, Inc. 2003 Recognition and Retention Plan (the "2003 Recognition Plan") as a method of providing certain key employees and outside directors of the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and/or the Company, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the 2003 Recognition Plan, the form of which is attached hereto as Exhibit B.

      The Bank intends to contribute stock or sufficient funds for the 2003 Recognition Plan to acquire 58,971 shares of Common Stock of the Company, which will be available to be awarded to key employees and outside directors of the Company. Such shares may be from authorized but unissued shares, treasury shares or may be purchased in the open market.

Principal Features of the 2003 Recognition Plan

      The 2003 Recognition Plan provides for the award of shares of Common Stock ("2003 Recognition Plan Shares") subject to the restrictions described below. Each award under the 2003 Recognition Plan will be made on terms and conditions consistent with the 2003 Recognition Plan.

      The 2003 Recognition Plan is administered by a committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of either (i) at least two "non-employee directors" (as defined in the 2003 Recognition Plan) of the Company or (ii) the entire Board of the Company. The Committee will select the recipients and terms of awards pursuant to the 2003 Recognition Plan. Pursuant to the terms of the 2003 Recognition Plan, any outside director or key employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the 2003 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of April 15, 2003, there were four (4) non-employee directors eligible to participate in the 2003 Recognition Plan.

      The Committee shall determine the restricted period during which or at the expiration of which the shares awarded as restricted stock vest. In its discretion, the Committee may accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, normal retirement or following a change in control, Recognition Plan Shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock, which has been awarded to the recipient and will receive any dividends declared on such restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 2003 Recognition Plan) as an employee, officer, or director of the Company or the Bank for the restricted period.

      Effect of Adjustments. Restricted stock awarded under the 2003 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

      Federal Income Tax Consequences. Holders of restricted stock generally will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

      Amendment to the 2003 Recognition Plan. The Board of Directors of the Company may at any time amend, suspend or terminate the 2003 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 2003 Recognition Plan.

      The affirmative vote of a majority of the total votes cast is required to approve the 2003 Recognition Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 2003 RECOGNITION PLAN.

              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors of the Company has approved the engagement of Crowe, Chizek and Company LLP to be the Company's auditors for the 2003 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe, Chizek and Company LLP for the Company's fiscal year ending December 31, 2003. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

      Audit Fees. During the past two years the aggregate fees billed for professional services rendered by Crowe, Chizek and Company LLP (the "Independent Auditor") for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-QSB were $59,400 for 2002.

      Audit-related fees. During the past two years there were no aggregate fees billed for professional services by the Independent Auditor that are reasonably related to the performance of the audit.

      Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by the Independent Auditor for tax services were $16,100 for 2002.

      All Other Fees. The aggregate fees billed for professional services rendered for the Company by the Independent Auditor for service other than those listed above were $17,816.

      Crowe, Chizek and Company LLP was not paid fees by the Company relating to financial information systems design and implementation.

      In order to ratify the selection of Crowe, Chizek and Company LLP as the auditors for the 2003 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Crowe, Chizek and Company LLP as auditors for the 2003 fiscal year.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 14757 South Cicero Avenue, Midlothian, Illinois 60445, no later than December 16, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                  MISCELLANEOUS

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

      A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, AJS Bancorp, Inc., 14757 South Cicero Avenue, Midlothian, Illinois 60445.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Patricia A. Butkus
                                              ----------------------------------
                                              Corporate Secretary

Midlothian, Illinois
April 15, 2003

                                 REVOCABLE PROXY

                                AJS Bancorp, Inc.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 2003

      The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at Rosewood West, 131st and Cicero, Crestwood, Illinois 60445, at 1:00 p.m., (local time) on May 21, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                        VOTE
                                                           FOR         WITHHELD
                                                           ---         --------

1.    The election as director of the nominees listed
      below (except as marked to the contrary below)
                                                           |_|            |_|
      Thomas R. Butkus
      Raymond J. Blake

      ________________

      ________________

                                                       FOR     AGAINST   ABSTAIN
                                                       ---     -------   -------

2.    The approval of the AJS Bancorp, Inc. 2003
      Stock Option Plan.                               |_|       |_|       |_|

3.    The approval of the AJS Bancorp, Inc. 2003
      Recognition and Retention Plan.                  |_|       |_|       |_|

4.    The ratification of the appointment of
      Crowe, Chizek and Company LLP as auditors
      for the fiscal year ending December 31, 2003.    |_|       |_|       |_|

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 15, 2003.

                                         Dated: _________________, 2003

                                     |_| Check Box if You Plan to Attend Meeting


-------------------------------      -------------------------------------------
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


-------------------------------      -------------------------------------------
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

                                                                      Exhibit A
                                AJS BANCORP, INC.

                             2003 STOCK OPTION PLAN

1.   Purpose

     The purpose of the AJS Bancorp, Inc. ("Company") 2003 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including A. J. Smith Federal Savings Bank ("Bank") and AJS Bancorp, MHC, the mutual holding company of the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.   Definitions

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

     "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

     "Cause" means personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection (b) to the contrary, a change in control shall not be deemed to have occurred in the event of a conversion of the Company's or the Bank's mutual holding company to stock form, or in connection with any reorganization used to effect such a conversion.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a Committee of the Board consisting of either (i) two or more Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

     "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by The Wall Street Journal, if published) on such date, or if the Common Stock was not traded on such date, then on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

     "Non-Statutory  Stock Option"  means an Option  granted by the Committee to
(i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Option" means an Award granted under Section 7 or Section 8.

     "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

     "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

     "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.   Plan Administration Restrictions

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

          (a) be approved by the Company's full Board or by the Committee; or

          (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

          (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.   Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights;
(d) Dividend Equivalent Rights and (e) Reload Options.

5.   Stock Subject to the Plan

     Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 117,941 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases. The maximum number of Options that may be awarded to a Key Employee is 58,970. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares. In addition, any shares that are used for the full or partial payment of the exercise price of any option will be available for future grants under the Plan.

6.   Eligibility

     Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.   Non-Statutory Stock Options

     (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

     (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing the terms and conditions of the option which shall not be inconsistent with the terms of the Plan.

     (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

     (d) Manner of Exercise and Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate or extend the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable following such Change in Control.

     (f) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of termination of service or employment due to the Normal Retirement, a Change in Control or death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for three years following the date of his termination due to Normal Retirement, death or Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (g)   Transferability.   In  the  discretion  of  the  Board,  all  or  any
Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.   Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

     (c) Manner of Exercise. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

     The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the aggregate exercise price of the amount exercisable as a result of a Change in Control, together with the aggregate exercise price of all other Incentive Stock Options first exercisable in the year in which the Change in Control occurs, shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options but shall remain subject to the provisions of this
Section 8 to the extent permitted.

     (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable following such Change in Control.

     (f) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

     Upon termination of a Key Employee's employment due to Normal Retirement, a Change in Control or death or Disability, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of three years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

     (h) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.   Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Alternatively, the Limited Right may be exercisable for shares of stock of the Company or for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.  Dividend Equivalent Rights

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

     (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

     (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where (i) the dividend rate exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current quarter, or (ii) the annualized aggregate dollar amount of the dividend exceeds the Bank's after-tax net income for the current quarter. For purposes of this Section 10, the dividend rate equals the quotient, expressed as a percentage, of (i) the annualized dollar amount of the dividend, and (ii) the last trade price of the Company's Common Stock on the day immediately before the dividend is declared.

11.  Reload Option

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.  Surrender of Option

     In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.  Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option, together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.  Rights of a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.  Agreement with Participants

     Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates, that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.  Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.  Dilution and Other Adjustments

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee shall make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

          (a) adjustments in the aggregate number of shares of Common Stock that may be awarded under the Plan;

          (b) adjustments in the aggregate number of shares of Common Stock that may be awarded to any single individual under the Plan;

          (c) adjustments in the aggregate number of shares of Common Stock covered by Awards already made under the Plan; or

          (d) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Related Options or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.  Effect of a Change in Control on Option Awards

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

         (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

19.  Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of tax required by any governmental authority to be withheld. Shares of Common Stock shall be withheld where required from any distribution of Common Stock.

20.  Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.  Effective Date of Plan

     The Plan shall become effective upon the date of, or a date determined by the Board of Directors following approval of the Plan by the Company's stockholders.

22.  Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related Rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.  Applicable Law

     The Plan will be administered in accordance with the laws of the State of Illinois.


     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________, 2003.


Date Approved by Stockholders:------------------

Effective Date:               -------------------



ATTEST:                                           AJS BANCORP, INC.


-----------------------                           ---------------------------
Secretary                                         Chief Executive Officer

                                                                      Exhibit B
                                AJS BANCORP, INC.

                       2003 RECOGNITION AND RETENTION PLAN


1.   Establishment of the Plan

     AJS Bancorp, Inc. hereby establishes the AJS Bancorp, Inc. 2003 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.   Purpose of the Plan

     The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including A. J. Smith Federal Savings Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.   Definitions

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" means A. J. Smith Federal Savings Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

     "Cause" means personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners' Loan Act, as amended, and applicable rules and regulations promulgated thereunder (collectively, the "HOLA") as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection (b) to the contrary, a change in control shall not be deemed to have occurred in the event of a conversion of the Company's or the Bank's mutual holding company to stock form, or in connection with any reorganization used to effect such a conversion.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

     "Company" means AJS Bancorp, Inc. the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.   Administration of the Plan.

     4.1 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.2 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.2, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

     4.3 Plan Administration Restrictions. All transactions involving a grant, award or other acquisition from the Company shall:

          (a)  be approved by the Company's full Board or by the Committee; or

          (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

          (c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

     4.4 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   Eligibility; Awards

     5.1 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

     5.2 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section
5.1 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 58,971. Awards issued under the

Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases.

     In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

     5.3 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.2 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     5.4 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.   Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.1 through 6.8, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     6.1 General Rules. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which (as the Committee shall determine and provide for in the agreement referred to in Section 5.3), the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions. Subject to any such other terms and conditions as the Committee

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

shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

     6.2 Continuous Service; Forfeiture. Except as provided in Section 6.3, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     6.3 Exception for Termination Due to Death, Disability, Normal Retirement or following a Change in Control. Notwithstanding the general rule contained in
Section 6.1, Restricted Stock awarded to a Recipient whose employment with, or service on, the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

     6.4 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     6.5 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the AJS Bancorp, Inc. 2002 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of AJS Bancorp, Inc. 14757 South Cicero Street, Midlothian, Illinois 60445."

     6.6 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.5 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made a election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     6.7 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     6.8 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.3 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.3 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.1.

7.   Adjustments Upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.5.

8.   Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.   Key Employee Rights Under the Plan

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.  Outside Director Rights Under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

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


11.  Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the minimum amount of tax required to be withheld by an governmental authority. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.  Amendment or Termination

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.  Governing Law

     The Plan shall be governed by the laws of the State of Illinois.

14.  Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of __________________, 2003.

Date Approved by Shareholders: ______________________

Effective Date:                ______________________


ATTEST:                                   AJS BANCORP, INC.


------------------------                  -------------------------------------
Secretary                                 President and Chief Executive Officer





                                      B-9